Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Loan Science LLC (the “Company”)
Merrill Lynch, Pierce, Fenner & Smith Incorporated
(together, the “Specified Parties”)

Re: Loan Science Student Loan Trust 2018-A, Student Loan-Backed Notes (the “Notes”) – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in the following:

(i) an electronic data file entitled “loanlevel042318i.xlsx” (the “Initial Data File”) provided by the Company on April 26, 2018, containing certain information related to 12,838 student loans, which we were informed are intended to be included as collateral in the offering of the Notes,

(ii) an electronic data file entitled “loanlevel042318J.xlsx” provided by the Company on May 8, 2018, containing certain information related to the Date of Birth attribute for the 12,838 student loans (the “Supplemental Data File”), and

(iii) an electronic data file entitled “loanlevel042318k.xlsx” provided by the Company on May 18, 2018, containing certain information related to the Social Security Number attribute for the 12,838 student loans (the “Updated Data File”), (together, with the Initial Data File and the Supplemental Data File, the “Data File”),

each as of April 23, 2018 (the “Cutoff Date”). The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted.  Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “Lending Systems” means the Education Finance Partners loan origination system and the Nelnet servicing system used by the Company to originate and service its student loans.
•
The term “Historical Data” means the data file entiled “NoteID exceptions.xlsx” containing the archived historical activity of five (5) Selected Student Loans (defined below) obtained from the Education Finance Partners loan origination system, provided by the Company on May 23, 2018.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

•
The term “School Type DOE” means the listing of school codes from the U.S. Department of Education, that we were instructed by the Company to download from the “Federal Student Aid Website” (https://www2.ed.gov/offices/OSFAP/defaultmanagement/instructions.html).

•
The term “OPEID DOE Code” means the listing of Office of Postsecondary Education Identification (OPEID) school codes from the U.S. Department of Education, that we were instructed by the Company to download from the “Federal Student Aid Website” (https://www2.ed.gov/offices/OSFAP/defaultmanagement/cdr.html).

•
The term “LoanVision Disburse File” means the data file entitled “LOANVISION_DISBURSE.xlsx” containing information related to the origination institution for Selected Student Loans (defined below) from the Education Finance Partners loan origination system, provided by the Company on May 22, 2018.

•
The term “Loan File” means any file containing the following documents (as applicable): Application and Promissory Note, Historical Data, School Type DOE, OPEID DOE Code, LoanVision Disburse File, and/or documents and/or screenshots within the Lending Systems. The Loan File, furnished by the Company, was represented to be either the original Loan File, a copy of the original Loan File, and/or electronic records contained within the Lending Systems.

I.	The Selected Student Loans
The Specified Parties instructed us to select a random sample of 100 student loans from the Initial Data File
(the “Selected Student Loans”), as listed in Exhibit A attached hereto. For purposes of this procedure, the Specified Parties did not inform us as to the basis of how they selected the number of student loans we were instructed to randomly select from the Initial Data File.

II.	The Data File
For each Selected Student Loan, we compared the specified attributes listed below in the Data File to the corresponding information contained in the Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File (utilizing instructions provided by the Company, as applicable) for each of the attributes identified constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Instructions

Social Security Number	Application and Promissory Note.

Origination Institution	Application and Promissory Note, LoanVision Disburse File

Graduation Date	Lending Systems, Historical Data

Type of School	OPEID DOE Code and School Type DOE

Interest Rate	Lending Systems, Historical Data

Date of Birth	Application and Promissory Note

Cosign Flag	Application and Promissory Note

First Distribution Date	Lending Systems

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Loan File, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the student loans, (ii) the reliability or accuracy of the Data File and the Loan Files which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the student loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such student loans being securitized, (iii) the compliance of the originator of the student loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the student loans that would be material to the likelihood that the issuer for the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
May 25, 2018

Exhibit A

The Selected Student Loans
Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*

1	2018A001	37	2018A037	73	2018A073

2	2018A002	38	2018A038	74	2018A074

3	2018A003	39	2018A039	75	2018A075

4	2018A004	40	2018A040	76	2018A076

5	2018A005	41	2018A041	77	2018A077

6	2018A006	42	2018A042	78	2018A078

7	2018A007	43	2018A043	79	2018A079

8	2018A008	44	2018A044	80	2018A080

9	2018A009	45	2018A045	81	2018A081

10	2018A010	46	2018A046	82	2018A082

11	2018A011	47	2018A047	83	2018A083

12	2018A012	48	2018A048	84	2018A084

13	2018A013	49	2018A049	85	2018A085

14	2018A014	50	2018A050	86	2018A086

15	2018A015	51	2018A051	87	2018A087

16	2018A016	52	2018A052	88	2018A088

17	2018A017	53	2018A053	89	2018A089

18	2018A018	54	2018A054	90	2018A090

19	2018A019	55	2018A055	91	2018A091

20	2018A020	56	2018A056	92	2018A092

21	2018A021	57	2018A057	93	2018A093

22	2018A022	58	2018A058	94	2018A094

23	2018A023	59	2018A059	95	2018A095

24	2018A024	60	2018A060	96	2018A096

25	2018A025	61	2018A061	97	2018A097

26	2018A026	62	2018A062	98	2018A098

27	2018A027	63	2018A063	99	2018A099

28	2018A028	64	2018A064	100	2018A100

29	2018A029	65	2018A065

30	2018A030	66	2018A066

31	2018A031	67	2018A067

32	2018A032	68	2018A068

33	2018A033	69	2018A069

34	2018A034	70	2018A070

35	2018A035	71	2018A071

36	2018A036	72	2018A072

(*)	The Company has assigned a unique Student Loan Number to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan ID numbers.

Exhibit B

Exception List

Selected Student Loan Number	Student Loan Number	Attribute	Per Data File	Per Loan File

91	2018A091	Date of Birth	10/14/1981	10/4/1981